SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


               Date of Report: February 24, 1998



                   MAXICARE HEALTH PLANS, INC.
     (Exact name of registrant as specified in its charter)

        Delaware            0-12024        95-3615709
        (State or other     (Commission    (IRS Employer
        jurisdiction of     File Number)   Identification No.)
        incorporation)



                   1149 South Broadway Street
                     Los Angeles, California
            (Address of principal executive offices)

                              90015




                           (Zip Code)



                          (213) 765-2000
      (Registrant's telephone number, including area code)



                         Not  Applicable
  (Former name or former address, if changed since last report)

Item 5. Other Events

               On February 24, 1998, the Board of Directors of Maxicare Health Plans, Inc. (the "Corporation") declared a dividend distribution of one preferred share purchase right (a
"Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Shares"), of the Corporation. The dividend is payable to the stockholders of record on March 16, 1998 (the "Record Date"), and with respect to Common Shares issued thereafter, until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one five-hundredth of a share of Series B Preferred Stock, $0.01 par value (the "Preferred Shares"), of the Corporation at a price of $45.00 per one five-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of February 24, 1998.

                 Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earliest to occur of (i) the date of a public announcement that, without the prior consent of a majority of the Disinterested Directors (as defined below), a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined), or (ii) 10 days (or such later date as the Board may determine) following the commencement or announcement of an intention to make a tender or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person". The date that a person or group announces publicly that it has become an Acquiring Person is the "Shares Acquisition Date". Any current holder that has previously advised the Corporation that it holds in excess of 15% of the Common Shares has been "grandfathered" with respect to its current position, including an allowance for certain small incremental additions thereto.

             "Disinterested Directors" are "Continuing Directors" who are not officers or employees of the Corporation and who are not Acquiring Persons or their affiliates, associates or representatives of any of them, or any person who was directly or indirectly proposed or nominated as a director of the Corporation by an Acquiring Person or certain related parties and "Continuing Directors" are the members of the Board of Directors as of February 24, 1998 or persons recommended to succeed a Continuing Director by a majority of Continuing Directors.

                 The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights Agreement being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution
Date and will expire at the close of business on February 23, 2008, unless earlier redeemed by the Corporation as described below.

              In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which a majority of the Disinterested Directors determines to be adequate and in the best interests of the Corporation and its stockholders, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise Common Shares or one five-hundredth of a share of Preferred Shares (or, in certain circumstances, other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

             In the event that, at any time following the Shares Acquisition Date, (i) the Corporation consolidates with, or merges into, an Acquiring Person, or an affiliate or associate thereof, or any person or entity in which such Acquiring Person, affiliate or associate has an interest or which is acting in concert with such Acquiring Person, affiliate or associate (an "Interested Stockholder"), or any other entity (if all holders of Common Shares are not treated alike in such transaction), (ii) an Interested Stockholder or any other entity (if all holders of
Common Shares are not treated alike in such transaction) consolidates with, or merges into the Corporation (other than, in the case of either transaction described in (i) and (ii) above, and certain reorganization transactions), or (iii) the Corporation sells or otherwise transfers (in one transaction or a series of transactions) 50% or more of the assets or earning power of the Corporation to an Interested Stockholder or to any other entity (if all holders of Common Shares are not treated alike in such transaction), proper provision shall be made so that each holder of a Right (except Rights which previously have been voided as set forth below) shall thereafter have the right (the "Flip- Over Right") to receive, upon exercise, common shares of the acquiring or surviving company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) having a value equal to two times the exercise price of the Right.

          The Purchase Price payable, and the number of Preferred Shares, Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding cash dividends) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the Purchase Price payable are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

               Preferred Shares purchasable upon exercise of the Rights will not be redeemable, except at the election of the Corporation for Common Shares. Each Preferred Share will be entitled to a dividend per share of 500 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled (after the payment of any liquidation preference on any other series of preferred stock) to $100 per share, plus the holders of the Preferred Shares and the holders of the Common Shares will share the remaining assets in the ratio of 500 to 1 (as adjusted) for each Preferred Share and Common Share so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 500 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

           With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are one five-hundredths or integral multiples of one five-hundredths of a Preferred Share, which may, at the election of the Corporation, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise or if the Preferred Shares are not traded, the market price of the Common Shares on such date.

           At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the Common Shares, the Board of Directors of the Company (with the approval of a majority of the Disinterested Directors) may exchange the Rights (other than the Rights owned by the Acquiring Person or its affiliates and associates, which shall have become void) at an exchange ratio of one Common Share per Right (subject to adjustment). The Board of Directors can substitute one five-hundredths of a Preferred Share for some or all of the Common Shares per Right.

            At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") which redemption shall be effective upon the action of the Board of Directors (with the approval of a majority of the Disinterested Directors). Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of Common Shares are treated alike but not involving an Acquiring Person or its affiliates or associates and provided further that this redemption right shall not exist for 180 days following the Shares Acquisition Date under certain circumstances.

            All of the provisions of the Rights Agreement may be amended by the Board of Directors of the Corporation (with the approval of a majority of the Disinterested Directors) prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

              Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

                 This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, Exhibit 4.13 hereto, which is hereby incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (b) Exhibits.

         3.5 Certificate of Incorporation, as amended and restated, which includes, Restated Certificate of Incorporation of Healthcare USA Inc. filed with the Office of the Secretary of State of Delaware on July 19, 1985, Certificate of Merger of MHP Acquisition Corp. into Healthcare USA Inc. filed with the Office of the Secretary of State of Delaware on September 13, 1986, Certificate of Change of Registered Agent and Registered Office filed with the Office of the Secretary of State of Delaware on August 17, 1987, Certificate of Merger Merging Maxicare Health Plans, Inc. with and into Healthcare USA Inc. (including as Exhibit A thereto the Restated Certificate of Incorporation of Healthcare USA Inc.) filed with the Office of the Secretary of State of Delaware on December 5, 1990, Certificate of Correction filed with the Office of the Secretary of State of Delaware on May 17, 1991, Certificate of Ownership and Merger Merging HealthAmerica Corporation into Maxicare Health Plans, Inc. filed with the Office of the Secretary of State of Delaware on November 22, 1991, Certificate of Amendment of Restated Certificate of Incorporation of Maxicare Health Plans, Inc. filed with the Office of the Secretary of State of Delaware on March 9, 1992, Certificate of Ownership and Merger Merging HCS Computer, Inc. into Maxicare Health Plans, Inc. filed with the Office of the Secretary of State of Delaware on November 6, 1992, and Certificate of Designation of Series B Preferred Stock of Maxicare Health Plans, Inc. filed with the Office of the Secretary of State of Delaware on February 27, 1998.

         4.13 Rights Agreement, dated as of February 24, 1998, between Maxicare Health Plans, Inc. and American Stock Transfer & Trust Company, as Rights Agent, which includes, as Exhibit A thereto, the Certificate of Designation of Series B Preferred Stock of Maxicare Health Plans, Inc., as Exhibit B thereto, the Form of Right Certificate, Form of Assignment, and Form of Election to Purchase, and as Exhibit C thereto, the Summary of Rights Agreement. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after a Shares Acquisition Date (as defined in the Rights Agreement) or ten days after a person commences or announces its intention to commence an offer if, upon consummation thereof, such person would become an Acquiring Person (as defined in the Rights Agreement).

         99.7 Press Release dated February 24, 1998 announcing the adoption of the Rights Plan.


                           SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MAXICARE HEALTH PLANS, INC.

                           (Registrant)


                           By:  /s/  Richard A. Link
                               Richard A. Link
                               Chief Financial Officer





Date:  March 12, 1998